Summary Prospectus

Alpine Global Consumer Growth Fund
Trading Symbol: AWCGX
December 29, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated December 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
Alpine Global Consumer Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None

Other Expenses[1]	1.73

Total Annual Fund Operating Expenses	2.73%
Fee Waivers and/or Expense Reimbursements	(1.38)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%

[1] “Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$138	$725

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests, under normal circumstances, no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which are principally engaged in (i) the manufacture, supply and production of consumer-related products, (ii) the delivery of consumer services or (iii) the end market sale of those goods and services. These companies include, but are not limited to, food and beverage companies, apparel companies, retailers, communications providers, consumer products companies, electronics and software companies, and restaurants. The Fund typically will invest in securities with revenue or other growth prospects, but may also consider the relative valuation of an investment against that of other investments. In addition to common stocks, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants. The Fund may invest a portion of its assets in shares of IPOs and may invest in issuers of any market capitalization.

The Fund pursues a flexible strategy of investing in companies throughout the world. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets (plus the amount of any borrowings for investment purposes) – unless market conditions are not deemed favorable by the investment adviser in which case the Fund would invest at least 30% of its net assets (plus the amount of any borrowings for investment purposes)) in the securities of issuers located outside of the U.S., including in emerging markets, and will allocate its assets among issuers located in no less than three different countries, one of which may be the U.S. In addition, under normal market conditions, the Fund maintains no less than 20% exposure to securities of U.S. issuers. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Selection Process

The portfolio managers’ investment strategy consists of individual company selection. The portfolio managers target investments spanning the consumer product/services value chain, from manufacturers, suppliers to end-market retailers. They typically look for companies with revenue growth prospects resulting from the company’s investment in consumer products and strategies.

The portfolio managers also may consider any or all the following factors in making investments:
•	Return on equity
•	Earnings per share (including expected future earnings)
•	Past growth rates
•	Profit margins
•	Dividend levels
•	Cash flow (including expected cash flows)

While the portfolio managers typically will invest in securities with revenue or other growth prospects, the portfolio managers may also consider the relative valuation of an investment against that of other investments.

Principal Investment Risks

Investment in the Fund, like any investment, is subject to certain risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money on an investment.

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Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.

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Initial Public Offerings Risk — IPOs may have a magnified impact on the performance of the Fund with a small asset base. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
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Market Risk — The securities markets are volatile and the market prices of the fund’s securities may decline generally. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

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Risk of Investing in Growth Stocks — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. The prices of growth stocks may be more sensitive to changes in current or expected revenue or earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

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Sector Risk — Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests substantially all of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Performance
The fund has not commenced operations. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this prospectus.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Samuel Lieber, Chief Executive Officer of the Adviser since 1998, and Mr. Bryan Keane, CFA, senior analyst at the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise, the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.